Exhibit 99.1

A Leader in Integrated Healthcare Management and Delivery Powered by Technology. Built by Doctors. For Patients. March 2021 NASDAQ: AMEH

Forward - Looking Statements This presentation contains forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 , Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward - looking statements include any statements about the Company's bu siness, financial condition, operating results, plans, objectives, expectations and intentions, expansion plans, integration of acquired compan ies and any projections of earnings, revenue, EBITDA, Adjusted EBITDA or other financial items, such as the Company's projected capitation and future li qui dity, and may be identified by the use of forward - looking terms such as “anticipate,” “could,” “can,” “may,” “might,” “potential,” “predict,” “sh ould,” “estimate,” “expect,” “project,” “believe,” “plan,” “envision,” “intend,” “continue,” “target,” “seek,” “will,” “would,” and the negative of such t erm s, other variations on such terms or other similar or comparable words, phrases or terminology. Forward - looking statements reflect current views with respec t to future events and financial performance and therefore cannot be guaranteed. Such statements are based on the current expectations and certa in assumptions of the Company's management, and some or all of such expectations and assumptions may not materialize or may vary significantly fro m actual results. Actual results may also vary materially from forward - looking statements due to risks, uncertainties and other factors, known and unknown, including the risk factors described from time to time in the Company’s reports to the U.S. Securities and Exchange Commission (the “SE C”) , including without limitation the risk factors discussed in the Company's Annual Report on Form 10 - K for the year ended December 31, 2020, and subs equent Quarterly Reports on Form 10 - Q. Because the factors referred to above could cause actual results or outcomes to differ materially from those expressed or imp lie d in any forward - looking statements, you should not place undue reliance on any such forward - looking statements. Any forward - looking statements s peak only as of the date of this presentation and, unless legally required, the Company does not undertake any obligation to update any forwa rd - looking statement, as a result of new information, future events or otherwise. 2 www.apollomed.net

# Company Overview

Apollo Medical Holdings, Inc. ("ApolloMed") is a leading physician-centric, technology-powered, risk-bearing healthcare management company. Leveraging its proprietary population health management and healthcare delivery platform, ApolloMed operates an integrated, value-based healthcare model, which aims to empower the providers in its network to deliver the highest quality of care to its patients in a cost-effective manner.

25+ years of operation

7,000+ contracted physicians

14 managed IPAs

1.1+ million managed lives

## ApolloMed At-A-Glance

| | |
|---|---|
| **Ticker** | NASDAQ: AMEH |
| **Headquarters** | Alhambra, California |
| **Employees** *(as of 12/31/2020)* | 630 |
| **Recent Stock Price** *(as of 3/5/2021)* | $24.44 |
| **Market Cap** *(as of 3/5/2021)* | $1.3 billion |
| **Common Shares Outstanding** | 54.4 million |
| **Book Value Per Common Share** | $6.08 |
| **TTM Revenues** | $687 million |

*Information as of 12/31/2020 unless otherwise noted*

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Investment Highlights Multifaceted growth strategy driven by national shift to value - based care , creating large market opportunity Margin expansion through proprietary technologies 4 www.apollomed.net Value - based care model supported by proprietary integrated health management & healthcare delivery platform Combines innovative technologies with clinical expertise for operational excellence and efficiencies Physician - led organization with proven track record of profitably managing risk and growing member enrollment Compelling financial model supported by highly predictable unit economics with upside potential from risk - bearing arrangements Track Record of Strong Financial Performance A Leading Physician - Centric, Technology - Powered Care Provider Experienced Leadership Driving Strategic Growth

Where ApolloMed Fits in the U.S. Healthcare Ecosystem 5 Through its MSO, consolidated IPAs, and ACO, ApolloMed is one of the nation’s largest population health management companies and one of few that provides the full spectrum of care . MEMBERS Health Plans State & Federal Government Pay taxes Pay through employer MSO (Management Services Organization) IPA Providers NMM is delegated responsibility to pay claims, review authorizations, manage IPA functions, etc. Group of doctors in a network Our network of doctors, nurse practitioners, labs, radiology facilities, clinics, etc. (ApolloMed subsidiary) Members seek care from our providers www.apollomed.net

# Our Service Offerings & Revenue Model

## Across all aspects of care delivery, our offerings provide a steady revenue stream.

| | | % of Revenue[1] |
|---|---|---|
| Consolidated Independent Practice Associations (IPAs) | • Network of primary and specialty physicians<br>• Deliver care under risk-bearing and capitated arrangements with payors | ~81% |
| Next Generation ACO / Risk Model | • Negotiates discounts and manages claims for a network of physicians in 15 U.S. states and territories that deliver coordinated care to set beneficiaries under a risk-bearing capitated arrangement with CMS[2] | ~11% |
| Management Services Organization (MSO) | • Provides non-medical services to medical companies and IPAs, such as billing, collection and administrative tasks | ~5% |
| Commercial EPO | • Deliver care under risk-bearing and capitated arrangements with employers<br>• Members must utilize doctors and hospitals within the EPO network | New offering |
| Commercial ACO | • Provide care coordination for aligned members | New offering |

1. For year ended 12/31/2020. Remaining 3% of revenue are related to fee-for-service offerings rendered by our contracted physicians at our outpatient centers and other income.
2. Centers for Medicare & Medicaid Services

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Together with our affiliated physician groups and consolidated entities, ApolloMed manages the medical lives of more than 1.1 million members. Consolidated IPAs ~ 558 ,000 member lives Publicly Traded Parent Company M anagement S ervices O rganization (MSO) Leading California IPAs * Managed IPAs ~ 484 ,000 member lives Next - Generation Accountable Care Organization ~ 29 ,000 member lives Commercial ACO & EPO ~ 59,000 member lives Acquired by Allied Pacific IPA in 2019 *10 additional IPAs under MSAs with NMM Organizational Overview 7 www.apollomed.net See slide 23

We created a technology - powered platform to deliver value - based care through our horizontally and vertically integrated physician - centric model. Compared to a traditional fee - for - service model… 8 Traditional Fee - for - Service Model ApolloMed’s Value - Based Care Model Siloed care with little coordination among providers Integrated healthcare ecosystem Volume - based system results in redundant, contradictory care Reduce redundant and/or unnecessary testing Limited integration and data sharing Actionable data allows providers to make informed decisions Reactive care Emphasize preventative/chronic care management Little sensitivity to cost Incentive to deliver better care at lower cost Poor patient experience Improved patient experience and outcomes …ApolloMed provides tech - powered value - based care

Our Value - Based Care Model Benefits all Stakeholders 9 • Improved health outcomes • Improved patient experience • Reduced out - of - pocket expenses for patients • Reduced burn - out with flexible schedules and greater work - life balance • Relief of administrative burden • Customized technology - powered clinical support • Compensation driven by quality • Increased utilization of facilities • Focuses care in the most cost - effective setting while enabling ApolloMed and hospital partners to share in risk pool dollars PATIENTS PAYORS PROVIDERS PARTNERS • Improved population health and higher quality scoring • Increased membership • Significant savings (capitation arrangements align financial incentives with proactive and preventative healthcare) www.apollomed.net

Our next - generation integrated healthcare platform is centered around the patient . 10 Hospital Healthcare Cities Micro - Hospitals Skilled Nursing Facilities Sub - Acute Care: Assisted Living, Independent Living Senior Wellness Centers Palliative Care Home Health PCPs Specialists Hospitalists Ancillary Providers Ambulatory Surgical Centers Urgent Care Centers ApolloMed entities Strategic & Preferred Contractual Partners Labs Radiology Pharmacy DME MEDICAL GROUPS CONSUMER - DRIVEN POINTS OF CARE Behavioral & Mental Health Telehealth AI / Machine Learning Population Health Tech

Select ApolloMed Points of Care 11 www.apollomed.net

Business Transparency ApolloMed empowers its physicians to cost - effectively deliver the highest quality of care to its patients by aligning financial incentives around proactive and preventative healthcare. Why Physicians Partner with ApolloMed 12 ▪ Combination of clinical, administrative, and technology capabilities enable physicians to focus on patients while retaining a greater share of their capitated income stream ▪ Flexible physician schedules to promote work - life balance ▪ Focus on high quality care, offering sufficient time with patients tailored to local community needs ▪ PMPM payments and incentives to physicians ▪ Opportunity for equity awards; aligns incentives and offers a chance to participate in Company’s financial success ▪ Only publicly traded population health management system in Southern California − Recruiting/retention tool ▪ Physicians offered opportunity to join a publicly traded MSO and IPA company, which provides transparency through public reporting Financial Compensation Work Environment and Culture Industry - Leading MSO Capabilities www.apollomed.net

Long - Term Relationships with a Diversified Payor Mix Average tenure with key payors 13 15 years Contribution from each top payor <15% total net revenue www.apollomed.net

Proprietary Technology Platform 14 ApolloMed combines technology and data analytics, powered by machine learning and artificial intelligence, with clinical expertise. Technology Expertise + = Operational Excellence Clinical Knowledge Artificial Intelligence Machine Learning Natural Language Processing Automated claims adjudication Intelligent authorization auto - approval Member population risk stratification and more… www.apollomed.net

Proprietary Technology Platform 15 Our solutions address three key pain points in managed healthcare delivery: Automated Medical Claims Adjudication Utilization Management Automation Population Health Platform • Have processed >2.5 million claims with no human intervention across 14 IPAs and all lines of business • Saved >20,000 hours of manual claims examiner effort • Have processed >150,000 authorization requests with no human intervention across 14 IPAs and all lines of business • Saved >1,000 hours of UM examiner effort • Real - time value - based care KPIs (HEDIS measures, HCC capture) • Real - time, actionable notifications for providers • Machine - learning model for population risk stratification www.apollomed.net

The Market Opportunity ApolloMed is at the intersection of provider services and healthcare technology. 16 www.apollomed.net

# A Significant Market Opportunity in Provider Services

U.S. Total Addressable Market for Provider Services

**Estimated $838B for 2021** (1)

TAM in State of CA

**~$76B** (2)

TAM in CA Counties Currently Served

**~$17B**

| | |
|---|---|
| **Provider services population includes:** | **Medicare**, **Medicaid**, **Commercial** and **Other Third Parties** |
| **Potential membership in the State of California:** | **~21 M** (3) |
| **Potential membership in CA counties currently served:** | **~14 M** (4) |

(1) Source: CMS.gov – NHE Fact Sheet, physician and clinical services expenditures
(2) Source: CHCF.org – California Personal Health Core Spending, 2017 – Quick Reference Guide
(3) Source: Cattaneo & Stroud, Inc. – The Active California Medical Group Market report, March 31, 2019.
(4) Source: Cattaneo & Stroud, Inc. – Total of Medical Groups HMO Enrollment by Lines Business, 2004-2018, March 15, 2019.

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Ticker NASDAQ: AMEH SPAC merger expected with Jaws Acquisition Corp. (NYSE: JWS) NASDAQ: CLOV NYSE: OSH NASDAQ: ONEM Business Leading physician - centric, technology - powered, risk - bearing healthcare management company Leading value - based care delivery platform for seniors Next - generation Medicare Advantage insurance company Network of value - based, primary care centers for adults on Medicare Membership - based and technology - powered primary care platform with digital health and in - office care Members Served 1,130,000 103,000 66,000 98,000 549,000 Market Cap $1.3B SPAC – valued at $4.4B $3.7B $12.8B $7.5B TTM Revenue $687.2M $812M (2020E) $672.9M $882.8M $380.2M EV/Revenue 2.1 (3) 5.4 5.2 13.9 19.1 TTM EBITDA $203.5M (1)(2) $64M (2020E) ($33.9M) ($172.3M) ($55.4M) EV/EBITDA 7.1 (3) 68.8 (103.5) (71.4) (131.0) Industry Peers 18 Note: Peer stats sourced from Yahoo Finance, TTM info is as of 12/31/2020, or from details published by peer IR teams (1) Refer to TTM EBITDA reconciliation on slide 39 (2) Includes approx. $99.6 million gain on sale of a small health plan and approx. $25.1M in savings from medical claims in expen ses resulting from decreased utilization during the COVID - 19 pandemic (3) See “Current Capitalization” (slide 32) for more information.

ApolloMed is Executing a Clear Growth Strategy 19 www.apollomed.net Consolidate additional IPAs and enter new markets and geographies Build on ACO success and participate in additional Innovation Models Continue to invest in technology, preventive care, and automation to further drive clinical care capabilities and margin expansion Expand physician network and membership Establish new, and deepen existing, strategic partnerships

# Integration of Acquired IPAs

ApolloMed continues to implement processes to fully integrate the IPAs acquired in 2019 into its framework—expected completion within 3 years of closing.

Strategic Growth – Undervalued IPAs in contiguous areas

Culture Change – Improvement needed in utilization management and population health practices

Contracting – Payor contracts cannot be amended immediately

ALPHA CARE MEDICAL GROUP

Allied Pacific IPA acquired for approx. $45M in May 2019

**~170,000 members**
**340+ primary care physicians**

ACCOUNTABLE HEALTH CARE IPA
*"A Healthcare Partnership you can depend on."*

Allied Pacific IPA acquired remaining 75% stake not already held for approx. $7.25M in August 2019

**~89,000 members**
**400+ primary care physicians**

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# Expanding Nationwide

ApolloMed is well positioned to increase our existing presence in California while exploring opportunities to expand our geographic footprint beyond the state.



We currently serve members in 15 states / territories...
..and 15 counties within California, including Sacramento, Los Angeles and San Diego.
Guam
NY
NJ
MD
Counties Served



Current
2021 Goal
~1.1M Managed lives
+500k Managed lives in CA
+500k
Managed lives outside of CA
>2M Managed lives

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# Strategic Investment in CAIPA MSO – New York

**Apollo Medical Holdings, Inc. and CAIPA MSO, LLC Announce Strategic Alliance in New York**
January 26, 2021

Agreement whereby ApolloMed will own 30% of the post-closing total interests in CAIPA MSO on a fully diluted basis

Partnership with CAIPA MSO enables ApolloMed to have a risk-contained entry foothold into New York

ApolloMed to provide CAIPA MSO customers access to its proprietary population health management and healthcare delivery platform

Closing expected in Q2 2021

CAIPA MSO
Management Services Organization

- CAIPA is a leading independent practice association serving the greater New York City area
- Provides management, consulting, administrative, and other support services to professional healthcare service providers, including to Chinese American IPA d/b/a Coalition of Asian-American IPA ("CAIPA")

**1,000+**
Private practice providers covering over 70 specialties

**500,000**
Managed lives

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19.8 13.3 Stellar NGACO Performance in 2019 www.apollomed.net 23 Net shared savings from CMS 37.3 Gross savings generated 19.8 17.5 Cap/risk arrangement 6.5 Provider bonus 13.3 Net shared savings settlement realized in Q3 2020 For the 2019 performance year, APA ACO was among the top 4 NGACOs in the country (out of 37) in Gross Savings Amount Gross Savings Percentage • Applied and was approved by CMS to participate in the Next Generation ACO model in 2017 • Approved to participate in the All - Inclusive Population - Based Payment (“AIPBP”) track, the most advanced risk - taking payment model Gross Savings/Loss Amount is the Total Benchmark Expenditures minus the Total Aligned Beneficiary Expenditures. Gross Savings/Loss Percentage is the Total Benchmark minus Aligned Beneficiary Expenditures as a percentage of the Total Benc hma rk. Data sourced from: https://innovation.cms.gov/innovation - models/next - generation - aco - model ; 37 ACO’s reported as of 2/15/2021 ($ in millions)

ApolloMed has implemented measures to support our members, physicians and employees during the ongoing COVID - 19 pandemic. Our Response to COVID - 19 24 Members Independent Providers Employees • Drive - t hru t esting s tations • Increased testing capabilities • Immediate access • Telehealth options • Access to critical supplies • Reduced patient loads • Relief of administrative burden s • Knowledge sharing • Flexible work arrangements • Digital workspaces • Priority telehealth access Prioritizing the health and safety of the communities we serve www.apollomed.net

Investment Summary 25 Large and rapidly growing market opportunity focused on value - based care A value - based care model supported by proprietary care management technologies A compelling financial model with predictable unit economics and potential upside from risk - sharing Multifaceted growth strategy driven by the shift to value - based care Clinically experienced management team committed to enhancing shareholder value Combination of innovative technologies and clinical expertise for operational excellence and efficiencies (margin expansion) www.apollomed.net

Financial Overview A History of Profitable Growth 26 www.apollomed.net

4,000 7,000 2017 2020 384,000 780,000 1,130,000 2014 2017 2020 CAGR: 27% $520 $561 $687 $700 2018 2019 2020 2021* 27 Historical Revenue Growth Consistent Membership Growth Contracted Physicians Growth ($ in millions) (# of physicians) CAGR: 6% * midpoint of 2021 guidance range $10.8 $14.1 $37.9 $40.0 2018 2019 2020 2021* Historical Net Income Attributable to ApolloMed Growth ($ in millions) Historical Financial Profile www.apollomed.net * midpoint of 2021 guidance range

Summary of Financial Results www.apollomed.net 28 $ in 000s except per share data Q4 2020 Q4 2019 YE 2020 YE 2019 Revenue Capitation, net $ 140,923 $ 148,620 $ 557,326 $ 454,168 Risk pool settlements and incentives 23,212 18,458 77,367 51,098 Management fee income 8,638 6,801 34,850 34,668 Fee - for - service, net 3,249 3,416 12,683 15,475 Other income 760 1,456 4,954 5,209 Total revenue 176,782 178,751 687,180 560,618 Total expenses 150,907 167,818 606,677 528,198 Income from operations 25,875 10,933 80,503 32,420 Net income (loss) 12,908 (1,280) 122,320 17,673 Net income (loss) attributable to noncontrolling interest 2,851 (8,007) 84,454 3,557 Net income attributable to ApolloMed $ 10,057 $ 6,727 $ 37,866 $ 14,116 Earnings per share – diluted $ 0.26 $ 0.18 $ 1.01 $ 0.39

2021 Guidance $ in millions YE 2020 Results 2021 Guidance Range Total Revenue $687.2 $690.0 - $710.0 Net Income $122.3 (1) $50.0 - $60.0 Net Income Attributable to ApolloMed $37.9 $35.0 - $45.0 EBITDA (2) $203.5 (1) $95.0 - $105.0 Adjusted EBITDA (2) $126.5 $115.0 - $125.0 29 (1) 2020 net income and EBITDA include pre - tax gain on sale of a small health plan of approximately $99.6M. (2) See “Reconciliation of Net Income to EBITDA and Adjusted EBITDA” and “Use of Non - GAAP Financial Measures” slides for more inform ation. There can be no assurance that actual amounts will not be materially higher or lower than these expectations. See “Forward - Looking Statements” on slide 2. www.apollomed.net

Capitation - Capitated fees for medical services via direct arrangements with managed care providers – Typically pre - paid monthly based on number of enrollees Risk Pool Settlements & Incentives - Full and shared risk capitation arrangements with certain health plans , local hospitals and Next Generation Accountable Care Organizations Management Fee Income - Fees earned from providing management, physician advisory, healthcare staffing, admin istrative and other non - medical services Fee - for - service - Professional component of charges for medical services rendered by our contracted physicians at outpatient centers 0.7% 1.8% 5.1% 11.3% 81.1% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% For the year ended December 31, 2020 Capitation Risk Pool Settlements & Incentives Management Fee income Fee-for-service, net Other Income Revenue Breakdown 30 A B C D www.apollomed.net

Balance Sheet Highlights 31 $ in millions 12/31/2020 12/31/2019 $ Change % Change Cash and cash equivalents and investments in marketable securities $261.2 $219.7 $41.4 19% Working capital $223.6 $223.6 $0.1 0% Total stockholders’ equity $330.9 $192.3 $138.6 72% www.apollomed.net

Current Capitalization 32 Note: Balance sheet data as of 12 /3 1 /2020. (1) Excludes restricted cash of $61mm. www.apollomed.net (figures in millions, except per share price) Recent Share Price (as of 3/5/2021) $ 24.44 Common Shares Outstanding 54.4 Market Capitalization $ 1,329.5 Plus: Total Bank Debt 245.7 Less: Cash and Cash Equivalents (1) (132.7) Implied Enterprise Value $ 1,442.5 Notes: Availability on Revolving Credit Facility $ 16.8

Outstanding Shares Explained www.apollomed.net 33 Allied Pacific IPA, an affiliated IPA, holds approx. 17.5 million ApolloMed shares, approx. 15.0 million ($300 million) of which, it received as consideration from ApolloMed as part of the 2019 transaction to more fully integrate Allied Pacific IPA’s financial results into ApolloMed. Approx. 2.5 million shares were previously owned by Allied Pacific IPA or purchased in the open market. For accounting purposes, shares of ApolloMed held by Allied Pacific IPA are treated as treasury stock in consolidation and therefore not included in GAAP EPS calculation. 54.4M Total issued and outstanding shares as of 3/5/2021 36.8M Shares outstanding used to calculate GAAP EPS for 9/30/2020 period 17.5M Treasury shares (owned by Allied Pacific IPA) as of 9/30/2020

(1) The number of weighted average shares used to calculate EPS for the year ended December 31, 2020, was approximately 37.4 mil lion. Outstanding Shares Explained 34 In December 2020, approx. 5 million of Allied Pacific IPA’s shares of ApolloMed common stock were distributed through an in - kind dividend on a pro rata basis to Allied Pacific IPA’s individual shareholders. As a result, the number of shares outstanding used to calculate EPS will increase in future periods but will be offset by a corresponding proportionate increase in net income attributable to ApolloMed as a result of this transaction. As a result, the Company does not expect this distribution (or future similar distributions) to have a material impact on GAAP EPS. The remaining approx. 12.5 million Allied Pacific IPA shares will continue to be treated as treasury stock and therefore not included in shares outstanding for GAAP EPS calculation purposes. 54.4M Total issued and outstanding shares as of 3/5/2021 41.8M (1) Expected shares outstanding to be used to calculate GAAP EPS for 2021 periods 12.5M Treasury shares (owned by Allied Pacific IPA) after Allied Pacific IPA’s in - kind dividend

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Management – A Team of Industry Veterans 36 Executive Chairman & Co - CEO Co - CEO & President Chief Operating Officer & Chief Technology Officer Chief Financial Officer Chief Medical Officer Chief Administrative Officer • Joined AMEH in 2006 • Currently serves as Chairman of Allied Pacific IPA, Chairman of NMM since 2013 and director of NMM since 2006 • Fellow of the American College of Surgeons • General surgeon • Joined AMEH in 2005 • AMEH director since 2016 • 15 years as CEO and director of NMM • Chairman & CEO of APC from 2006 - 2014 • 30 years as a practicing physician/ gastroenterologist • Joined AMEH in 2019 • Quantitative Researcher at Citadel Securities and CTO at Theratech • B.A. in Statistics and Physics and M.S. in Computer Science and Engineering from Harvard University • Joined AMEH in 2018 • Also CFO of NMM • 17+ years of financial experience • B.A. from UCLA, licensed CPA • Joined AMEH in 2001 • Served as AMEH President and Chairman of the Board from 2008 - 2011, prior to NMM’s merger with AMEH • Co - founder of AMEH Hospitalists • Internal medicine specialist • Joined AMEH in 2006 • 25+ years as pulmonology specialist • M.D. from West Virginia University School of Medicine and a Master’s in Public Health from UCLA Kenneth Sim, MD Eric Chin Adrian Vazquez, MD Albert Young, MD, MPH Brandon Sim Thomas S. Lam, MD, MPH www.apollomed.net

# U.S. Value-Based Landscape – Providers

The value-based care landscape continues to broaden as more companies enter the market to take capitation risk directly or assist physicians in the transition to risk-based arrangements.

## Payor Owned

- Large payor-owned provider groups primarily pursuing payor-agnostic strategy
- Minimal recent platform integration
- Focus on acquisitions

(Anthem)
(Humana)
(Centene)
(UnitedHealth)
(Cigna)

## Investor Owned

- ApolloMed, Clover Health, Oak Street Health, One Medical and Signify Health are publicly traded
- Other entrants are eyeing access to public markets

(Nasdaq: AMEH)
(NYSE: OSH)
(Nasdaq: CLOV)
(Nasdaq: ONEM)
(NYSE: SGFY)
(Plans to go public via SPAC merger)
(Oak HC/FT)

## Independent

- Several platforms considering strategic alternatives, e.g., PMA, Millennium, Genuine Health
- New platforms continue to enter the market
- Increased competition

## Other

- Continued investment by sponsors and payors into cost management tools and services
- Other value-based enablers such as Agilon are partnering with large multi-specialty groups to help take risk

(NYSE: EVH; TPG)
(Intermountain Healthcare)
(General Atlantic)
(CD&R)
(Humana, TPG, WCAS)

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Reconciliation of Net Income to EBITDA and Adjusted EBITDA 38 Q4 2020 Q4 2019 YE 2020 YE 2019 Net income $ 12.9 $ (1.3) $ 122.3 $ 17.7 Depreciation and amortization 4.3 4.5 18.4 18.3 Provision for income taxes 11.9 1.7 56.1 8.1 Interest expense 1.5 3.4 9.5 4.7 Interest income (0.2) (0.7) (2.8) (2.0) EBITDA $ 30.4 $ 7.6 $ 203.5 $ 46.8 Loss (income) from equity method investments $ (0.4) $ 8.0 $ (3.7) $ 6.9 Gain on sale of equity method investment (0.2) - (99.8) - Other (income) expense 0.4 (0.2) (1.1) (3.0) Provider bonus payments - - 8.5 12.1 Impairment of intangibles - - - 2.0 Provision for doubtful accounts - - - (1.4) Net loss adjustment for recently acquired IPAs 5.5 5.5 19.1 11.1 Adjusted EBITDA $ 35.7 $ 20.9 $ 126.5 $ 74.5 ($ in millions) www.apollomed.net

TTM EBITDA Reconciliation 39 Q1 2020 Q2 2020 Q3 2020 Q4 2020 YE 2020 Net income $ 3.0 $ 81.0 $ 25.4 $ 12.9 $ 122.3 Depreciation and amortization 4.7 4.6 4.7 4.3 18.4 Provision for income taxes 1.6 31.9 10.8 11.9 56.1 Interest expense 2.9 2.7 2.5 1.5 9.5 Interest income (1.0) (0.9) (0.8) (0.2) (2.8) EBITDA $ 11.2 $ 119.3 $ 42.6 $ 30.4 $ 203.5 Income from equity method investments $ (2.1) $ (0.8) $ (0.4) $ (0.4) $ (3.7) Gain on sale of equity method investment - (99.6) - (0.2) (99.8) Other (income) expense (0.1) (1.3) (0.1) 0.4 (1.1) Provider bonus payments - 2.0 6.5 8.5 Impairment of intangibles - - - - - Provision for doubtful accounts - - - - - Net loss adjustment for recently acquired IPAs 4.8 4.1 4.8 5.5 19.1 Adjusted EBITDA $ 13.8 $ 23.7 $ 53.4 $ 35.7 $ 126.5 ($ in millions) www.apollomed.net

Guidance Reconciliation of Net Income to EBITDA and Adjusted EBITDA 40 Low High Net income $ 50.0 $ 60.0 Depreciation and amortization 17.0 17.5 Provision for income taxes 23.0 24.0 Interest expense 8.0 8.5 Interest income (3.0) (5.0) EBITDA $ 95.0 $ 105.0 Income from equity method investments $ (0.5) $ (1.0) Provider bonus payments $ 6.0 $ 6.0 Net loss adjustment for recently acquired IPAs 14.5 15.0 Adjusted EBITDA $ 115.0 $ 125.0 ($ in millions) Year Ending December 31, 2021 www.apollomed.net

# Use of Non-GAAP Financial Measures

This presentation contains the non-GAAP financial measures Earnings Before Interest, Taxes, Depreciation and Amortization ("EBITDA") and Adjusted EBITDA, of which the most directly comparable financial measure presented in accordance with GAAP is net (loss) income. These measures are not in accordance with, or are an alternative to, U.S. generally accepted accounting principles ("GAAP"), and may be different from other non-GAAP financial measures used by other companies. ApolloMed uses Adjusted EBITDA as a supplemental performance measure of its operations, for financial and operational decision-making, and as a supplemental means of evaluating period-to-period comparisons on a consistent basis. Adjusted EBITDA is calculated as earnings before interest, taxes, depreciation, and amortization, excluding losses from equity method investments provide bonus payments, impairment of intangibles, provision of doubtful accounts and other income earned that is not related to ApolloMed's normal operations. Adjusted EBITDA also excludes non recurring items, including the effect on EBITDA of certain recently acquired IPAs.

ApolloMed believes the presentation of these non-GAAP financial measures provides investors with relevant and useful information as it allows investors to evaluate the operating performance of the business activities without having to account for differences recognized because of non-core and non-recurring financial information. When GAAP financial measures are viewed in conjunction with non-GAAP financial measures, investors are provided with a more meaningful understanding of ApolloMed's ongoing operating performance. In addition, these non-GAAP financial measures are among those indicators ApolloMed uses as a basis for evaluating operational performance, allocating resources and planning and forecasting future periods. Non-GAAP financial measures are not intended to be considered in isolation, or as a substitute for, GAAP financial measures. To the extent this release contains historical or future non-GAAP financial measures, ApolloMed has provided corresponding GAAP financial measures for comparative purposes. Reconciliation between certain GAAP and non-GAAP measures is provided above.

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Key Acronyms 42 ◦ ACO: Accountable Care Organization ◦ AIPBP: All - Inclusive Population - Based Payments ◦ CMMI: Center for Medicare and Medicaid Innovation ◦ CMS: Centers for Medicare & Medicaid Services ◦ DME: Durable Medical Equipment ◦ Health Plan / Payors: Health Insurance Companies ◦ HMO: Health Maintenance Organization ◦ IPA: Independent Practice Association ◦ NCI: Non - Controlling Interest ◦ NMM: Network Medical Management , Inc. ◦ MSA: Master Service Agreement ◦ MSO: Management Services Organization ◦ NGACO: Next Generation Accountable Care Organization ◦ PCP: Primary Care Physician ◦ PMPM: Per Member Per Month ◦ SNF: Skilled Nursing Facility ◦ VIE: Variable Interest Entity www.apollomed.net

For inquiries, please contact: ApolloMed Investor Relations Carolyne Sohn, The Equity Group (626) 943 - 6491 (415) 568 - 2255 investors@apollomed.net csohn@equityny.com NASDAQ: AMEH www.apollomed.net